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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (date of earliest event reported): May 3, 2006


                            ATLANTIC BANCGROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Florida                       001-15061                59-3543956
          -------                       ---------                -----------
(State or other jurisdiction      Commission File Number     (I.R.S. Employer
Of incorporation)                                            Identification No.)


                             1315 South Third Street
                        Jacksonville Beach, Florida 32250
                        ---------------------------------
                    (address of principal executive offices)
                  Registrant's telephone number: (904) 247-9494


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ITEM 2.02.  Results of Operation and Financial Condition

On May 3, 2006, Atlantic BancGroup, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1   Press Release (solely furnished and not filed for purposes of Item 9.01).

Date: March 31, 2006
                        Atlantic BancGroup, Inc.
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                        (Registrant)


                        By: /s/ David L. Young
                            ----------------------------------------------------
                            David L. Young
                            Executive Vice President and Chief Financial Officer